UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2008

AMERICAN URANIUM CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-52824	98-0491170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 17th Street, Suite 2800 South Tower, Denver, CO 80202
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (303) 634-2265

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

On September 30, 2008, our previous independent accountant, Davidson & Company LLP, was dismissed.

The report of Davidson regarding the Company's financial statements for the fiscal year ended February 29, 2008 did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report on our financial statements contained an explanatory paragraph in respect to uncertainty as to the Company’s ability to continue as a going concern.

During the year ended February 29, 2008 and during the period from the end of the most recently completed fiscal quarter through to September 30, 2008, the date of dismissal, there were no disagreements with Davidson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Davidson would have caused it to make reference to the subject matter of the disagreements in connection with its report.

We provided Davidson with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that Davidson furnish us with a letter addressed to the SEC stating whether it agrees with the statements made by us in this Current Report, and if not, stating the aspects with which it does not agree. A copy of the letter provided Davidson, dated October 17, 2008, is filed as Exhibit 16.1 to this Form 8-K/A.

Also on September 30, 2008, we engaged BDO Dunwoody LLP, independent registered accountants, as our independent accountant.

On September 30, 2008 the Company’s board of directors appointed BDO as the Company’s new independent registered public accounting firm following the dismissal of Davidson. Prior to the engagement of BDO, the Company has not consulted with BDO regarding either:

(a)

the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(b)

any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter from Davidson & Company LLP dated October 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN URANIUM CORPORATION

/s/ Robert A. Rich

Robert A. Rich
President, Secretary and Director

October 22, 2008